UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2009
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items
     Encore Acquisition Company, a Delaware corporation (“EAC”), has elected to monetize certain of its 2009 oil derivative contracts representing approximately 77 percent of its consolidated oil derivative contracts related to 2009. EAC expects to receive proceeds of approximately $190.4 million from these settlements, which will be used to reduce amounts outstanding under its revolving credit facility.
     Solely as a result of the decreased commodity derivative contracts covering its forecasted 2009 production, EAC anticipates that the redetermination of its revolving credit facility will result in a reduction of the borrowing base from $1.1 billion to approximately $900 million.
Commodity Derivative Summary
     The following tables summarize EAC’s open commodity derivative contracts as of March 2, 2009:
Oil Derivative Contracts

	Average	Weighted	Average	Weighted	Average	Weighted
	Daily	Average	Daily	Average	Daily	Average
	Floor	Floor	Cap	Cap	Swap	Swap
Period	Volume	Price	Volume	Price	Volume	Price
	(Bbl)	(per Bbl)	(Bbl)	(per Bbl)	(Bbl)	(per Bbl)
March — Dec. 2009
	3,130	$110.00	440	$97.75	1,000	$68.70
2010
	880	80.00	440	93.80	—	—
	2,000	75.00	1,500	75.48	—	—
	3,000	60.00	500	65.60	—	—
	1,000	56.00	—	—	2,000	60.48
2011
	1,880	80.00	1,440	95.41	—	—
	1,000	70.00	—	—	—	—
Natural Gas Derivative Contracts

	Average	Weighted	Average	Weighted	Average	Weighted
	Daily	Average	Daily	Average	Daily	Average
	Floor	Floor	Cap	Cap	Swap	Swap
Period	Volume	Price	Volume	Price	Volume	Price
	(Mcf)	(per Mcf)	(Mcf)	(per Mcf)	(Mcf)	(per Mcf)
March — Dec. 2009
	3,800	$8.20	3,800	$9.83	—	$—
	3,800	7.20	5,000	7.45	—	—
	6,800	6.57	15,000	6.63	—	—
	15,000	5.64	—	—	—	—
2010
	3,800	8.20	3,800	9.58	—	—
	4,698	7.26	—	—	902	6.30
2011
	898	6.76	—	—	902	6.70
2012
	898	6.76	—	—	902	6.66
     This Form 8-K contains forward-looking statements, which give our current expectations or forecasts of future events based on assumptions and estimations that management believes are reasonable given currently available information. Forward-looking statements in this Form 8-K relate to, among other things, the settlement of commodity derivative contracts and the expected proceeds therefrom, and the expected reduction in EAC’s borrowing base. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These risks and uncertainties are described in EAC’s filings with the Securities and Exchange Commission, including in EAC’s 2008 Annual Report on Form 10-K under the caption “Item 1A. Risk Factors.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: March 2, 2009	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller, and Principal Accounting Officer